                                                                    EXHIBIT 99.2

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                               COLLECTION PERIOD               2
SERVICER REPORT DATE:  10-Dec-99               BEGINNING:               1-Nov-99
DISTRIBUTION DATE:     15-Dec-99               ENDING:                 30-Nov-99

                        ORIG PRINCIPAL     BEG PRINCIPAL        PRINCIPAL         INTEREST           TOTAL          END PRINCIPAL
                            BALANCE           BALANCE          DISTRIBUTION     DISTRIBUTION      DISTRIBUTION         BALANCE
     -----------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES   $ 125,000,000.00   $ 101,562,630.39     23,163,514.90   $   521,883.81     23,685,398.71   $  78,399,115.49
     CLASS A-2 NOTES   $ 314,000,000.00   $ 314,000,000.00   $          0.00   $ 1,711,300.00      1,711,300.00   $ 314,000,000.00
     CLASS A-3 NOTES   $ 196,000,000.00   $ 196,000,000.00   $          0.00   $ 1,102,500.00      1,102,500.00   $ 196,000,000.00
     CLASS A-4 NOTES   $ 151,800,000.00   $ 151,800,000.00   $          0.00   $   877,910.00        877,910.00   $ 151,800,000.00
     -----------------------------------------------------------------------------------------------------------------------------
        NOTE TOTALS    $ 786,800,000.00   $ 763,362,630.39   $ 23,163,514.90   $ 4,213,593.81   $ 27,377,108.71   $ 740,199,115.49
     -----------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                          PRINCIPAL         INTEREST       END PRINCIPAL
                         DISTRIBUTION     DISTRIBUTION        BALANCE
     --------------------------------------------------------------------
     CLASS A-1 NOTES     185.30811920       4.17507046       627.19292392
     CLASS A-2 NOTES                -       5.45000000     1,000.00000000
     CLASS A-3 NOTES                -       5.62500000     1,000.00000000
     CLASS A-4 NOTES                -       5.78333333     1,000.00000000
     --------------------------------------------------------------------
        NOTE TOTALS      185.30811920      21.03340380     3,627.19292392
     --------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
200 S. Andrews Avenue
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                               COLLECTION PERIOD               2
SERVICER RPT DATE: 10-Dec-99                   BEGINNING:               1-Nov-99
DISTRIBUTION DATE: 15-Dec-99                   ENDING:                 30-Nov-99

        I. Note Distributable Amounts

                                                                                 Prin               Int              Total
                         Principal          Interest           Total        (per$1000/orig)   (per$1000/orig)   (per$1000/orig)
                      ---------------------------------------------------------------------------------------------------------
          CLASS A-1   $ 23,163,514.90   $    521,883.81   $ 23,685,398.71   $  185.30811920   $    4.17507046   $  189.48318966
          CLASS A-2   $             -   $  1,711,300.00   $  1,711,300.00   $             -   $    5.45000000   $    5.45000000
          CLASS A-3   $             -   $  1,102,500.00   $  1,102,500.00   $             -   $    5.62500000   $    5.62500000
          CLASS A-4   $             -   $    877,910.00   $    877,910.00   $             -   $    5.78333333   $    5.78333333
                      ---------------------------------------------------------------------------------------------------------
            TOTAL     $ 23,163,514.90   $  4,213,593.81   $ 27,377,108.71   $  185.30811920   $   21.03340380   $  206.34152300

       II. Pool Balance at the end of the Collection Period                                                        $ 748,145,326.19

      III. Insurance Premium                                                                                       $     126,451.00

       IV. Spread Account Balance
                (A) Balance after Deposits/Withdrawals for prior Distribution Date                                 $  15,405,911.13
                (B) Balance after Deposits/Withdrawals for current Distribution Date                               $  17,780,671.01

        V. Spread Account Required Amount                                                                          $  22,444,359.79

       VI. Spread Account Withdrawals
                (A) Withdrawal to make required payments under 4.03                                                $              0
                (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                        $              0

      VII. Servicing Fee                                                                                                 642,757.37

     VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                         $              0

       IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                     $              0

        X. Available Funds                                                                                         $  30,467,475.22

       XI. Insured Payment (if any)                                                                                $              0

      XII. Note Principal and Interest Carryover Shortfalls

                                       Note Principal         Note Interest
                                     Carryover Shortfall   Carryover Shortfall              Total
                                     ------------------------------------------------------------
                      CLASS A-1                   $ 0.00                $ 0.00             $ 0.00
                      CLASS A-2                   $ 0.00                $ 0.00             $ 0.00
                      CLASS A-3                   $ 0.00                $ 0.00             $ 0.00
                      CLASS A-4                   $ 0.00                $ 0.00             $ 0.00
                                     ------------------------------------------------------------
                        TOTAL                     $ 0.00                $ 0.00             $ 0.00

     XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                                     Current Distribution Date     Prior Distribution Date
                                          Note Principal               Note Principal                  Change in Note
                                        Carryover Shortfall          Carryover Shortfall       Principal Carryover Shortfall
                                     ---------------------------------------------------------------------------------------
                      CLASS A-1                         $ 0.00                      $ 0.00                            $ 0.00
                      CLASS A-2                         $ 0.00                      $ 0.00                            $ 0.00
                      CLASS A-3                         $ 0.00                      $ 0.00                            $ 0.00
                      CLASS A-4                         $ 0.00                      $ 0.00                            $ 0.00
                                     ---------------------------------------------------------------------------------------
                        TOTAL                           $ 0.00                      $ 0.00                            $ 0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                               COLLECTION PERIOD               2
SERVICER RPT DATE: 10-Dec-99                   BEGINNING:               1-Nov-99
DISTRIBUTION DATE: 15-Dec-99                   ENDING:                 30-Nov-99

                                     Prior Distribution Date   Current Distribution Date
                                          Note Interest              Note Interest                Change in Note
                                       Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
                                     ----------------------------------------------------------------------------------
                      CLASS A-1                       $ 0.00                      $ 0.00                         $ 0.00
                      CLASS A-2                       $ 0.00                      $ 0.00                         $ 0.00
                      CLASS A-3                       $ 0.00                      $ 0.00                         $ 0.00
                      CLASS A-4                       $ 0.00                      $ 0.00                         $ 0.00
                                     ----------------------------------------------------------------------------------
                        TOTAL                         $ 0.00                      $ 0.00                         $ 0.00

       IX. Delinquency Ratio

                A. Delinquency Statistics

                             Days                  Outstanding        Past Due
                          Delinquent    Units       Principal          Amount
                          -----------------------------------------------------
                            31-60         864     11,625,875.65      579,792.44
                            61-90         123      1,637,097.95      129,988.83
                           91-120           0                 0               0
                             121+           0                 0               0
                          -----------------------------------------------------
                              TOTAL       987     13,262,973.60      709,781.27

                B. Delinquency Percentage

                   (1) Outstanding Principal Balance for Delinquency => 30Days                                     $  13,262,973.60
                   (2) Pool Principal Balance Beginning of Collection Period                                       $ 771,308,841.09
                   (3) Delinquency Percentage (Line 1/Line 2)                                                                  1.72%

        X. Principal Balance of repossessed Financed Vehicles                                           Units             Principal
                                                                                                        -----      ----------------
                                                                                                           61      $     828,922.58

       XI. Liquidation Proceeds received for Defaulted Contracts                                                   $      15,453.27

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:    10-Dec-99        COLLECTION PERIOD                       2
DISTRIBUTION DATE:    15-Dec-99        BEGINNING:                       1-Nov-99
                                       ENDING:                         30-Nov-99

I.   POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                           794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                                                                    771,308,841.09

C.   Monthly Principal Amounts

     (1)  Monthly Scheduled Payments                                                                                  14,238,604.52
     (2)  Full Prepayments (excluding Purchased Receivables)                                                           8,909,670.14
     (3)  Receivables becoming Liquidated Receivables during period                                                       16,799.38
     (4)  Receivables becoming Purchased Receivables during period                                                                -
     (5)  Other Receivables adjustments                                                                                   (1,559.14)

     Total Monthly Principal Amounts                                                                                  23,163,514.90

D.   Total Monthly Payments allocable to Interest                                                                      7,185,326.69

E.   End of period Outstanding Pool Balance                                                                          748,145,326.19

F.   Pool Factor                                                                                                           0.941364

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                           Class A-1        Class A-2        Class A-3        Class A-4
                                                         --------------   --------------   --------------   --------------
A.   Beginning of period Outstanding Principal Balance   101,562,630.39   314,000,000.00   196,000,000.00   151,800,000.00

B.   Noteholders' Principal Distributable Amount          23,163,514.90             0.00             0.00             0.00
C.   Noteholders' Interest Distributable Amount              521,883.81     1,711,300.00     1,102,500.00       877,910.00
                                                         -----------------------------------------------------------------
D.   Note Distributable Amount                            23,685,398.71     1,711,300.00     1,102,500.00       877,910.00
E.   Note Principal Carryover Shortfall                               0                0                0                0
F.   Note Interest Carryover Shortfall                                0                0                0                0
G.   Insured Payment                                                  0                0                0                0

H.   End of period Outstanding Principal Balance          78,399,115.49   314,000,000.00   196,000,000.00   151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

       A.   Available Funds in Collection Account:

               (1)  Monthly Scheduled Payments on Receivables during period (including partial prepays)
                    (a)  Principal                                                                                    14,238,604.52
                    (b)  Interest                                                                                      7,098,490.89
               (2)  Full Prepayments collected during period
                    (a)  Principal                                                                                     8,580,964.37
                    (b)  Interest                                                                                         81,439.44
               (3)  Net Liquidation Proceeds collected during period                                                      17,141.37
               (4)  Net Insurance Proceeds collected during period
                    (a)  Principal                                                                                       328,705.77
                    (b)  Interest                                                                                          3,708.26
               (5)  Purchase Amounts deposited in Collection Account                                                              0
               (6)  Investment Earnings - Collection Account                                                             118,420.60

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:    10-Dec-99        COLLECTION PERIOD                       2
DISTRIBUTION DATE:    15-Dec-99        BEGINNING:                       1-Nov-99
                                       ENDING:                         30-Nov-99

               Total Available Funds in Collection Account                                                            30,467,475.22

       B.   Available Funds in Payment Account:

               (1)  Available Funds transferred from Collection Account                                            $  30,467,475.22
               (2)  Amount withdrawn from Spread Account and deposited to Payment Account                          $              -
               (3)  Insured Payment deposited to Payment Account                                                   $              -

               Total Available Funds in Payment Account                                                            $  30,467,475.22

       C.   Distributions from Payment Account:

               (1)  Monthly Servicing Fee                                                                                642,757.37
               (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                                      0
               (3)  Owner Trustee Fees (if paid from Available Funds)                                                             0
               (4)  Indenture Trustee Fees (if paid from Available Funds)                                                         0
               (5)  Insurance Premium                                                                                    126,451.00
               (6)  Note Interest Distributable Amount
                         (a)  Class A - 1                                                                                521,883.81
                         (b)  Class A - 2                                                                              1,711,300.00
                         (c)  Class A - 3                                                                              1,102,500.00
                         (d)  Class A - 4                                                                                877,910.00
               (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                         (a)  Class A - 1                                                                                         0
                         (b)  Class A - 2                                                                                         0
                         (c)  Class A - 3                                                                                         0
                         (d)  Class A - 4                                                                                         0
               (8)  Note Principal Distributable Amount
                         (a)  Class A - 1                                                                             23,163,514.90
                         (b)  Class A - 2                                                                                         0
                         (c)  Class A - 3                                                                                         0
                         (d)  Class A - 4                                                                                         0
               (9)  Reimbursement Amounts Owing to Insurer                                                                        0
               (10) Spread Account Deposit (to increase to Required Amount)                                            2,321,158.14
               (11) Indenture or Owner Trustee Fees (not paid under C)                                                            0
               (12) Re-Liening Expenses                                                                                           0
                     (To the extent not paid by Servicer)
               (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                           0
               (14) After Servicer Default, remaining Available Funds deposited                                                   0
                     in Note Distribution Account

               Total Distributions                                                                                    30,467,475.22

       D.   Excess Available Funds (or shortfall)                                                                                 0

       E.   Remaining Available Funds to holder of Residual Interest Certificate                                                  0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

               A. Available Funds Transferred from Collection Account to Payment Account                           $  30,467,475.22
               B. Distributions required under 4.03 (a)(i) through (vii)                                           $  28,146,317.08
               C. Spread Account Deposit to Payment Account (Min: $0 and Lines A - B)                                             0
               D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                  0

V. SPREAD ACCOUNT BALANCE

               A. Spread Account Balance After Deposit/Disbursements
                    (1)  Beginning Spread Account Balance                                                          $  15,405,911.13
                    (2)  Investment Income Deposited to Spread Account                                             $      53,601.73

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:    10-Dec-99        COLLECTION PERIOD                       2
DISTRIBUTION DATE:    15-Dec-99        BEGINNING:                       1-Nov-99
                                       ENDING:                         30-Nov-99

                    (3)  Withdrawal to make required payments under 4.03                                                          0
                    (4)  Withdrawal to reimburse Preference Amounts (to Insurer)                                                  0
                    (5)  Deposit to Spread Account after Disbursements                                             $   2,321,158.14
                    (6)  Spread Account Balance after Deposit/Disbursments                                         $  17,780,671.01

               B. Spread Account Required Amount                                                                   $  22,444,359.79

                    (1) 3% of Pool Balance                                                                         $  22,444,359.79
                    But in no event less than the lesser of (a) or (b)
                              (a) .5% of Original Pool Balance                                                     $   3,973,731.05
                              (b) Outstanding Principal Amount of All Notes                                        $ 740,199,115.49

               C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                               0

               D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                                      0

VI. INSURED PAYMENTS

               A. Available Funds Transferred from Collection Account to Payment Account                           $  30,467,475.22
               B. Available Funds Transferred from Spread Account to Payment Account                               $              0
               C. Note Interest Distributable Amount                                                                   4,213,593.81
               D. Guaranteed Note Principal Amount                                                                 $              0
               E. Deficiency Amount                                                                                $              0
                   (Min:(Lines A+B-C-D) and $0.00)                                                                 $              0
               F. Preference Amount                                                                                $              0
               G. Insured Payment (lines E+F)                                                                      $              0

                                    Note Principal               Note Interest
                               Carryover Shortfall         Carryover Shortfall                              Total
          CLASS A-1                         $ 0.00                      $ 0.00                             $ 0.00
          CLASS A-2                         $ 0.00                      $ 0.00                             $ 0.00
          CLASS A-3                         $ 0.00                      $ 0.00                             $ 0.00
          CLASS A-4                         $ 0.00                      $ 0.00                             $ 0.00
          -------------------------------------------------------------------------------------------------------
            TOTAL                           $ 0.00                      $ 0.00                             $ 0.00

                         Current Distribution Date     Prior Distribution Date
                              Note Principal                Note Principal                  Change in Note
                            Carryover Shortfall          Carryover Shortfall        Principal Carryover Shortfall
          CLASS A-1                     $     0.00                  $     0.00                         $     0.00
          CLASS A-2                     $     0.00                  $     0.00                         $     0.00
          CLASS A-3                     $     0.00                  $     0.00                         $     0.00
          CLASS A-4                     $     0.00                  $     0.00                         $     0.00
          -------------------------------------------------------------------------------------------------------
            TOTAL                       $     0.00                  $     0.00                         $     0.00

                         Current Distribution Date     Prior Distribution Date
                               Note Interest                Note Interest                    Change in Note
                            Carryover Shortfall          Carryover Shortfall         Interest Carryover Shortfall
          CLASS A-1                     $     0.00                  $     0.00                         $     0.00
          CLASS A-2                     $     0.00                  $     0.00                         $     0.00
          CLASS A-3                     $     0.00                  $     0.00                         $     0.00
          CLASS A-4                     $     0.00                  $     0.00                         $     0.00
          -------------------------------------------------------------------------------------------------------
            TOTAL                       $     0.00                  $     0.00                         $     0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                             $     584,166.91

VIII. DELINQUENCY RATIO

               A. Delinquency Statistics

             Days                                                 Outstanding                          Past Due
          Delinquent                         Units                 Principal                            Amount
          -------------------------------------------------------------------------------------------------------
            31 - 60                            864               11,625,875.65                       $ 579,792.44
            61 - 90                            123                1,637,097.95                       $ 129,988.83
           91 - 120                              0                        0.00                               0.00
             121+                                0                        0.00                               0.00
          -------------------------------------------------------------------------------------------------------
            TOTAL                              987               13,262,973.60                         709,781.27

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:    10-Dec-99        COLLECTION PERIOD                       2
DISTRIBUTION DATE:    15-Dec-99        BEGINNING:                       1-Nov-99
                                       ENDING:                         30-Nov-99

               B. Delinquency Percentage

                    (1) Outstanding Principal Balance for Delinquency => 30Days                                    $  13,262,973.60
                    (2) Pool Principal Balance Beginning of Collection Period                                      $ 771,308,841.09
                    (3) Delinquency Percentage (Line 1/Line 2)                                                                 1.72%

IX. CUMULATIVE NET LOSS RATIO

                         (1)  Principal Balance of Defaulted Contracts in current Collection Period                $      16,799.38
                         (2)  Cumulative Defaulted Contracts Including
                               Defaulted Contracts in current Collection Period                                    $      35,331.42
                         (3)  Net Liquidation Proceeds collected during current Collection Period                  $      17,141.37
                         (4)  Cumulative Net Liquidation Proceeds Including
                               Net Liquidation Proceeds in current Collection Period                               $      17,141.37
                         (5)  Original Pool Balance                                                                $ 794,746,210.70
                         (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                           0.002%

X. REPOSSESSED INVENTORY

                                                                                                        Units         Principal
                                                                                                        -----      ----------------
               A. Principal Balance of repossessed Financed Vehicles (beg.)                                17            216,505.26
               B. Repossessed Financed Vehicles (Principal)                                                47      $     629,216.70
               C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                    2             15,453.27
               D. Realized losses on sale of repossessed Financed Vehicles (Principal)                      1              1,346.11
                                                                                                        ---------------------------
               E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                      61      $     828,922.58

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of December, 1999


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Officer